Exhibit 10.2

PURCHASE AGREEMENT

April 24, 2012

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED
     As Representative of the Initial Purchasers

One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

Introductory.  Laredo Petroleum, Inc., a Delaware corporation (the “Company”) and wholly-owned subsidiary of Laredo Petroleum Holdings, Inc., a Delaware corporation (the “Parent”), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of an $500,000,000 aggregate principal amount of the Company’s 7.375% Senior Notes due 2022 (the “Notes”).  Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of April 27, 2012 (as supplemented by the Supplemental Indenture to be dated as of April 27, 2012, the “Indenture”), among the Company, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), from the Company to the Depositary.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of April 27, 2012 (the “Registration Rights Agreement”), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors may be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective.  All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Company and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees related thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees related thereto are herein collectively referred to as the “Exchange Securities.”

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”).  The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom.  Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated April 24, 2012 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated April 24, 2012 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities.  The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.”  Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

Each of the Company and the Guarantors hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1.         Representations and Warranties.  Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (as defined below) (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Sale and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a)           No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)           No Integration of Offerings or General Solicitation.  None of the Company, its affiliates (as such term is defined in Rule 501(b) under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.  None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.  With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c)           Eligibility for Resale under Rule 144A.  The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d)           The Pricing Disclosure Package and Offering Memorandum.  Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be.  The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.  The Company and the Guarantors have not distributed and will not distribute (except as otherwise permitted herein), prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e)           Company Additional Written Communications.  The Company and the Guarantors have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a).  Each such communication by the Company and the Guarantors or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication.  Each Company Additional Written Communication does not conflict with the information contained in the Pricing Disclosure Package and the Final Offering Memorandum.

(f)            Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.  Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)           The Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(h)           The Registration Rights Agreement and DTC Agreement.  The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming due authorization and execution by the Representative (as representative for the Initial Purchasers), will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law.  The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by the Company.

(i)            Authorization of the Notes and the Exchange Notes.  The Notes to be purchased by the Initial Purchasers from the Company will, on the Closing Date, be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.  The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

(j)            Authorization of the Indenture and the Guarantees.  The Indenture will conform in all material respects with the requirements of the Trust Indenture Act.  The Indenture (including with respect to the Guarantors, the Guarantees and the Guarantees related to the Exchange Notes included therein, at such time as the Notes and Exchange Notes (as the case may be) have been duly and validly authenticated in accordance with the terms of the Indenture and (in the case of the Notes) duly and validly paid for by and delivered to the Initial Purchasers in accordance with the terms of this Agreement) has been duly authorized by the Company and each of the Guarantors and, at the

Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors and, assuming due authorization and execution by the Trustee, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k)           Description of the Securities, the Exchange Securities and the Indenture.  The Securities, the Exchange Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(l)            No Material Adverse Change.  Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is included or incorporated by reference in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, either individually or in the aggregate, in or affecting the management, condition, financial or otherwise, stockholders’ equity, results of operations or business, whether or not arising from transactions in the ordinary course of business, of the Parent, the Company and the Subsidiaries (as defined below), considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and the Guarantors, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent (whether or not in the ordinary course of business), nor entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and the Guarantors, considered as one entity; and (iii) there has been no dividend or distribution of any kind declared, set aside for payment, paid or made by the Parent or the Company or, except for dividends paid to the Company or other Subsidiaries, any of the Subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of the Subsidiaries of any class of capital stock.

(m)          Independent Accountants.  Grant Thornton LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes and supporting schedules thereto) included or incorporated by reference in the Offering Memorandum is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Grant Thornton LLP to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(n)           Preparation of the Financial Statements.  The historical financial statements of the Parent and its consolidated subsidiaries, including the Company, together with the related schedules and notes, included or incorporated by reference in the Offering Memorandum present fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements have been prepared in accordance with the applicable accounting requirements of Regulation S-X under the Securities Act and in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The financial data set forth in the Offering Memorandum under the captions “Summary—Summary Historical Combined Financial Data” and “Selected Historical Combined Financial Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained or incorporated by reference in the Offering Memorandum from which such information has been derived.  The statistical and market-related data and forward-looking statements included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. All disclosures included or incorporated by reference in the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K of the Securities Act, to the extent applicable.

(o)           Incorporation and Good Standing of the Company and the Guarantors. Each of the Company and the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture.  Each of the Company and each Guarantor is duly qualified as a foreign corporation or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  All the issued and outstanding capital stock or membership interests, as applicable, of each of the Subsidiaries is owned, directly or indirectly, by the Company and such interests have been duly and validly authorized and issued, are fully paid and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act and Sections 101.206 and 101.613 of the Texas Business Organization Code, as applicable, and limited to the extent set forth in each Subsidiary’s organizational documents) and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as may exist pursuant to that certain Third Amended and Restated Credit Agreement, dated as of July 1, 2011, among the Company, Wells Fargo Bank, N.A., as Administrative Agent, Bank

of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Societe Generale, Union Bank, N.A. and BMO Harris Financing, Inc., as Co-Documentation Agents, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and the lenders thereto (as amended, the “Credit Agreement”).   The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit B hereto, which are the only subsidiaries of the Company (collectively, referred to herein as the “Subsidiaries”).  There are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests of the Company or any of the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interests of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

(p)           Capitalization and Other Capital Stock Matters.  At December 31, 2011, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum).

(q)           Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any of the Guarantors is (i) in violation of its charter, bylaws or other constitutive document; (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; or (iii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default (“Default”) in the due performance or observance of any term, covenant or condition under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of the Guarantors is a party or by which it or any of them may be bound (including, without limitation, the Credit Agreement), or to which any of the property or assets of the Company or any of the Guarantors is subject (each, an “Existing Instrument”), except, in the case of clauses (ii) and (iii) above, for such violations or Defaults as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  The Company’s and the Guarantors’ execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the DTC Agreement, and the issuance and delivery of the Securities and the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate or limited liability company action, as applicable, and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any of the Guarantors, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges or encumbrances as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change and (iii) will not result in any violation of any law, statute, administrative regulation or administrative or court decree applicable to the Company or any of the Guarantors, except for such violations as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  No consent, approval, authorization or other order of, or registration, qualification of or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s and the Guarantors’ execution, delivery and performance of this Agreement, the Registration Rights Agreement or the DTC Agreement or the performance of the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except as expressly contemplated by this Agreement, such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces of Canada and except such as may be required by the securities laws of the several states of the United States or provinces of Canada with respect to the Company’s and the Guarantors’ obligations under the Registration Rights Agreement.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Guarantors.

(r)            No Material Actions or Proceedings.  Except as otherwise described in the Offering Memorandum, there are no regulatory investigations, legal or governmental actions, suits or proceedings pending or, to the Company’s and the Guarantors’ knowledge, threatened or pending (i) against or affecting the Company or any of the Guarantors or (ii) which has as the subject thereof any property owned or leased by, the Company or any of the Guarantors and any such action, suit or proceeding, if determined adversely to the Company or such Guarantor, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.  No material labor dispute with the employees of the Company or any of the Guarantors, exists or, to the Company’s and the Guarantors’ knowledge, is threatened or imminent.

(s)           Intellectual Property Rights.  The Company and each of the Guarantors own or possess all trademarks, trade names, patents, copyrights, trade secrets and other similar rights described in the Offering Memorandum as being owned or licensed by it or which is necessary for the conduct of, or material to their respective businesses (collectively, “Intellectual Property Rights”), except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  Neither the Company nor any of the Guarantors has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(t)            All Necessary Licenses and Permits, etc.  The Company and each of the Guarantors possess such valid and current certificates, authorizations, licenses and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate their respective properties and to conduct their respective businesses, and neither the Company nor any of the Guarantors has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(u)           Title to Real and Personal Properties.  The Company and each of the Guarantors have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company or such Guarantor, as applicable, in each case free and clear of all liens, encumbrances, claims and defects of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company or such Guarantor, as applicable, (ii) would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or (iii) exist pursuant to the Credit Agreement.

(v)           Title to Oil and Gas Properties. The Company and each of the Guarantors have good and defensible title to all of their respective oil and gas properties in each case free and clear of all liens, encumbrances and defects, except (i) such as are described in the Offering Memorandum, (ii) such as are permitted under the Credit Agreement, or (iii) such as do not materially affect the value of the properties and do not materially interfere with the use of the properties of the Company and the Guarantors, taken as a whole; and all of the leases and subleases under which the Company or any of the Guarantors holds or uses properties described in the Offering Memorandum are in full force and effect, with such exceptions as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, and none of the Company or any of the Guarantors has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Guarantors under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Guarantors to the continued possession or use of the leased or subleased premises, except for such claims that, if successfully asserted, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change; provided however, that the enforceability of such leases and subleases, as the case may be, may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(w)          Rights-of-Way. The Company and each of the Guarantors have such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to enable the Company and each of the Guarantors to conduct their respective businesses in the manner described in the Offering Memorandum, except for such rights-of-way the failure of which to obtain would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  The rights-of-way owned by the Company and each of the Guarantors are subject only to such qualifications, reservations and encumbrances as may be set forth in the Offering Memorandum or as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(x)            Tax Law Compliance.  The Company and each of the Guarantors have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.  Except as otherwise disclosed in the Offering Memorandum, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of the Guarantors or any of their respective properties or assets. The Parent and the Company have made adequate charges, accruals and reserves in accordance with United States generally accepted accounting principles in the applicable financial statements referred to in Section 1(n) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the Guarantors has not been finally determined.

(y)           Company and Guarantors Not an “Investment Company”.  Neither the Company nor any Guarantor is, or after receipt of payment for the Securities and the application of the proceeds thereof as described in the Offering Memorandum under the heading “Use of Proceeds,” will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z)            Insurance.  The Company and the Guarantors are insured with policies in such amounts and with such deductibles and covering such losses and risks as are reasonably adequate and customary to protect them and their businesses, taken as a whole, in a manner consistent with other businesses similarly situated.  Each of the Parent and the Company has no reason to believe that it or any of the Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. None of the Company or any of the Guarantors has received a notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

(aa)         No Price Stabilization or Manipulation.  None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb)         Solvency.  Each of the Company and the Guarantors is, and, after giving effect to the terms of the Guarantees pursuant to the Indenture, immediately after the Closing Date will be, Solvent.  As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(cc)         Company’s Accounting System.  The Company and the Guarantors maintain a system of accounting controls that is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd)         Disclosure Controls. The Parent and its subsidiaries maintain an effective system of “disclosure controls and procedures” (to the extent required by and as such term is defined in Rule 13a-15(e) and 15d-15(e) of the Exchange Act) that has been designed to ensure that information required to be disclosed by the Parent in reports that it files or submits under the Exchange Act, as applicable, is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Parent’s management as appropriate to allow timely decisions regarding required disclosure.

(ee)         Regulations T, U, X.  Neither the Company nor any Guarantor nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ff)           Compliance with and Liability under Environmental Laws. (i) The Company and each of the Guarantors (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or the Guarantors, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses, certificates or approvals, or cost or liability, as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change; and (iii) except as described in the Offering Memorandum, (A) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of the Guarantors under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company and the Guarantors are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, and (C) neither the Company nor any of the Guarantors anticipates material capital expenditures relating to any Environmental Laws.

(gg)         Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of the Guarantors (or, to the knowledge of the Company and the Guarantors, any other entity (including any predecessor) for whose acts or omissions the Company or any of the Guarantors is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of the Guarantors, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.  “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials and brine, which can give rise to liability under any Environmental Law.  “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(hh)         ERISA Compliance.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Parent, the Company or any member of the Company’s “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for noncompliance that has not resulted in or could not reasonably be expected to result in material liability to the Company or the Guarantors; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption, that has resulted in or could reasonably be expected to result in material liability to the Company or the Guarantors; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) except as otherwise disclosed in the Offering Memorandum, the fair market value of the assets of each Plan that is required to be funded by applicable law exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or the Subsidiaries; and (vi) none of the Parent, the Company or any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA).

(ii)           Related Party Transactions.  Except as described or incorporated by reference in the Offering Memorandum, no material relationship, direct or indirect, exists between or among any of the Parent and its subsidiaries, on one hand, and the Parent’s majority stockholder, on the other hand.

(jj)           Compliance with Labor Laws.  Except as would not reasonably be expected, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Guarantors before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the Company’s knowledge, threatened, against the Company or any of the Guarantors, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s and the Guarantors’ knowledge, threatened against the

Company or any of the Guarantors and (C) no union representation dispute currently existing with respect to the employees of the Company or any of the Guarantors and, to the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(kk)         No Unlawful Contributions or Other Payments.  Neither the Company nor any of the Guarantors, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of the Guarantors (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the FCPA or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official, employee, or private party under any anticorruption or anti-bribery law in effect in the jurisdiction in which the Company operates or to which it is otherwise subject. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ll)           No Conflict with Money Laundering Laws.  The operations of the Company and the Guarantors are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Guarantors with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Guarantor, threatened.

(mm)       No Conflict with OFAC Laws.  Neither the Company nor any of the Guarantors, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of the Guarantors is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly: (i) use the proceeds of the offering for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC; or (ii) to the knowledge of the Company, lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner, or other affiliate for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn)         Regulation S.  The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering

Memorandum will contain the disclosure required by Rule 902.  The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

(oo)         Independent Reserve Engineers. Ryder Scott Company, L.P. (“Ryder Scott”), who has prepared the reserve reports and estimates of proved reserves disclosed in the Offering Memorandum, has represented to the Parent and the Company that they are, and the Parent and the Company believe them to be, independent reserve engineers with respect to Company and the Guarantors within the applicable rules and regulations adopted by the Commission for the periods set forth in the Offering Memorandum.

(pp)         Information Underlying Reserve Reports.  The oil and natural gas proved reserve estimates of the Company and the Guarantors contained in the Offering Memorandum are derived from reports that have been prepared by Ryder Scott, and such estimates fairly reflect, in all material respects, the oil and natural gas reserves attributable to the Company and the Guarantors at the dates indicated therein and are prepared in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.  Other than normal production of the reserves, the impact of changes in prices and costs, and fluctuations in demand for oil and natural gas, and except as disclosed in the Offering Memorandum, neither the Company nor any of the Guarantors is aware of any facts or circumstances that would reasonably be expected in the aggregate to result in a material adverse change in the aggregate net proved reserves, or the aggregate present value or the standardized measure of the future net cash flows therefrom, as described in the Offering Memorandum and as reflected in such reserve reports.

(qq)         No Broker’s Fees. None of the Company or any of the Guarantors is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Guarantors or any Initial Purchaser for a brokerage commission, finder’s fee or like payment to any person other than the Initial Purchasers and their affiliates in connection with the offering and sale of the Securities.

(rr)           Sarbanes-Oxley Act. There is and has been no failure on the part of the Parent or its subsidiaries or, to the knowledge of the Company or any of the Guarantors, any of the Parent’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906, related to certifications.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2.         Purchase, Sale and Delivery of the Securities.

(a)           The Securities.  Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes, and, subject to the conditions thereto, the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of the Notes set forth opposite their names on Schedule A, at a purchase price of 98.25% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, herein set forth.

(b)           The Closing Date.  Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Andrews Kurth LLP, 600 Travis St., Houston, TX 77002 (or such other place as may be agreed to by the Company and the Representative) at 10:00 a.m. New York City time, on April 27, 2012, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Company, on the other hand, may agree upon, unless postponed as contemplated by the provision of Section 17 hereof (such time and date of delivery against payment being herein referred to as the “Closing Date”).  The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c)           Delivery of the Notes.  The Company shall deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representative may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)           Initial Purchasers as Qualified Institutional Buyers.  Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i)            it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement; and

(ii)           it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

SECTION 3.         Additional Covenants.  Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a)           Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications.  As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement unless otherwise consented to by the Representative.  The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement and shall not have reasonably objected in writing to such amendment or supplement (unless the Company is advised by counsel that they are required by law to so amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement).  The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement, and shall not have reasonably objected in writing to such amendment or supplement (unless the Company is advised by counsel that they are required by law to so amend or supplement the Final Offering Memorandum).  Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects in writing (unless the Company is advised by counsel that they are required by law to so amend or supplement such written communication).

(b)           Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law.  If, prior to the completion of the placement of the

Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Company, the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3 hereof), file with the Commission (with respect to Incorporated Documents) and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements included or incorporated by reference in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

(c)           Copies of the Offering Memorandum.  The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d)           Blue Sky Compliance.  Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions reasonably designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities.  None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors will use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)           Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Notes sold in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f)            The Depositary.  The Company will cooperate with the Initial Purchasers and use their reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)           Additional Issuer Information.  At any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h)           Agreement Not To Offer or Sell Additional Securities.  During the period of 60 days following the date hereof, neither the Parent nor the Company will, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and the registration of the Exchange Securities).

(i)            No Integration.  The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(j)            No General Solicitation or Directed Selling Efforts.  The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(k)           No Restricted Resales.  Until consummation of the Exchange Offer, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities that constitute “restricted securities” under Rule 144 under the Securities Act that have been reacquired by any of them (other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act).

(l)            Legended Securities.  Each certificate for a Note will bear the legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

Merrill Lynch, the Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.         Payment of Expenses.  Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the original issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Notes and the Guarantees, (v) all filing fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions reasonably designated by the Initial Purchasers (including, without limitation, reasonable fees and expenses of counsel for the Initial Purchasers related to such qualification and registration, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”), if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement and (x) one half of all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplanes used for the purposes of the road show (with the Initial Purchasers to pay the remaining one half of all expenses, including the cost of any chartered airplane).  Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5.         Conditions of the Obligations of the Initial Purchasers.  The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)           Accountants’ Comfort Letter.  On the date hereof, the Initial Purchasers shall have received from Grant Thornton LLP, the independent registered public accounting firm for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters.  In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date.

(b)           No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the Closing Date:

(i)            in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii)           there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Guarantors or any of their respective securities by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(c)           Opinion of Counsel for the Company.  On the Closing Date the Initial Purchasers shall have received the favorable opinions of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company and the Guarantors, and Kenneth Dornblaser, Senior Vice President and General Counsel for the Company and the Guarantors, dated as of such Closing Date, and in substantially the form and substance as set forth in Exhibit A-1 and Exhibit A-2.

(d)           Opinion of Counsel for the Initial Purchasers.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Andrews Kurth LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e)           Officers’ Certificate.  On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the

Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i)            for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii)           the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 hereof were true and correct as of the Time of Sale and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii)          the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date.

(f)            Engineers Letter.  On the date hereof, the Initial Purchasers shall have received from Ryder Scott Company, L.P., a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing the conclusions and findings of such firm with respect to the oil and gas properties of the Company and the Guarantors.  In addition, on the Closing Date, the Initial Purchasers shall have received from Ryder Scott Company, L.P., a letter dated the Closing Date addressed to the Initial Purchasers (which may refer to the letter previously delivered to the Initial Purchasers), in form and substance satisfactory to the Initial Purchasers, containing the conclusions and findings of such firm with respect to the oil and gas properties of the Company and the Guarantors.

(g)           Indenture.  At the Closing Date, the Company, the Guarantors and the Trustee shall have entered into the Indenture and the Indenture shall be in full force and effect.

(h)           Registration Rights Agreement.  The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(i)            DTC.  The Securities shall be eligible for clearance and settlement through the facilities of DTC.

(j)            Additional Documents.  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6.         Reimbursement of Initial Purchasers’ Expenses.  If this Agreement is terminated by the Representative pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.         Offer, Sale and Resale Procedures.  Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a)           Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made.  Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b)           No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c)           Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY

EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any of the Guarantors for any losses, damages or liabilities suffered or incurred by the Company or any of the Guarantors, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8.         Indemnification.

(a)           Indemnification of the Initial Purchasers.  Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or is otherwise permitted by Section 8(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication

or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto).  The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)           Indemnification of the Company and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, officers, employees and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser or is otherwise permitted by Section 8(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any Guarantor and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement,

any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the eighth full paragraph of page (ii) of, and the statements set forth in the table in the first paragraph, the first sentence of the fifth paragraph, the third sentence of the seventh paragraph, the first and second sentences of the tenth paragraph and, with respect to the Initial Purchasers in the first and second sentences of the twelfth paragraph under the caption “Plan of Distribution” in, the Preliminary Offering Memorandum and the Final Offering Memorandum.  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)           Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), approved by the indemnifying party (Merrill Lynch in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)           Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith, the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9.         Contribution.  If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.  The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required that respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation even if the Initial Purchasers were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A.  For purposes of this Section 9, each affiliate, director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director, officer or employee of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, as applicable.

SECTION 10.       Termination of this Agreement.  Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s or Parent’s securities shall have been suspended or materially limited by the Commission, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange (the “NYSE”), shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development in United States’ or international political, financial or economic conditions, in each such case, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; or (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change.  Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser,

except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11.       Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.       Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Merrill Lynch, Pierce, Fenner & Smith

Incorporated
50 Rockefeller Plaza
New York, New York 10020
Facsimile: (212) 901-7897
Attention:  HY Legal Department

with a copy to:

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

Facsimile: (713) 238-7130
Attention: G. Michael O’Leary, Esq.

If to the Company or the Guarantors:

Laredo Petroleum, Inc.	Laredo Petroleum, Inc.
15 West Sixth Street	15 West Sixth Street
Suite 1800	Suite 1800
Tulsa, OK 74119	Tulsa, OK 74119
Facsimile: (918) 513-4571	Facsimile: (918) 513-4571
Attention: Mark Womble	Attention: Ken Dornblaser

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana St. 44th Floor

Houston, TX 77002

Facsimile: (713) 236-0822

Attention: Christine B. LaFollette

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13.       Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14.       Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch shall be binding upon the Initial Purchasers.

SECTION 15.       Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16.       Governing Law Provisions.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED  TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17.       Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date.  If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.  In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17.  Any action taken under this Section 17 shall not relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages by its default.

SECTION 18.       No Advisory or Fiduciary Responsibility.  Each of  the Company and the Guarantors acknowledges and agrees that:  (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, and the Guarantors or their respective Affiliates, equityholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof.  The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19.       Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 20.       General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
Laredo Petroleum, Inc.

	By:	/s/ Randy A. Foutch
Name: Randy A. Foutch
Title: Chief Executive Officer

as Guarantors

Laredo Petroleum Holdings, Inc.

	By:	/s/ Randy A. Foutch
Name: Randy A. Foutch
Title: Chief Executive Officer

Laredo Gas Services, LLC

	By:	/s/ Randy A. Foutch
Name: Randy A. Foutch
Title: Chief Executive Officer

Laredo Petroleum Texas, LLC

	By:	/s/ Randy A. Foutch
Name: Randy A. Foutch
Title: Chief Executive Officer

[Signature Page to Purchase Agreement]

Laredo Petroleum — Dallas, Inc.

By:	/s/ Randy A. Foutch
Name: Randy A. Foutch
Title: Chief Executive Officer

[Signature Page to Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

Acting on behalf of itself
and as the Representative of
the several Initial Purchasers

By:		Merrill Lynch, Pierce, Fenner & Smith
Incorporated

	By:	/s/ J. Lex Maultsby
Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE A

Initial Purchaser	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$160,000,000
J.P. Morgan Securities LLC	70,000,000
Wells Fargo Securities, LLC	70,000,000
Goldman, Sachs & Co.	70,000,000
BMO Capital Markets Corp.	20,000,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	10,000,000
Banco Bilbao Vizcaya Argentaria, S.A.	10,000,000
BOSC, Inc.	10,000,000
Capital One Southcoast, Inc.	10,000,000
Comerica Securities, Inc.	10,000,000
Howard Weil Incorporated	10,000,000
Lloyds Securities Inc.	10,000,000
Mitsubishi UFJ Securities (USA), Inc.	10,000,000
Scotia Capital (USA) Inc.	10,000,000
SG Americas Securities, LLC	10,000,000
Tudor, Pickering, Holt & Co. Securities, Inc.	10,000,000
Total	$500,000,000

EXHIBIT A-1

We have acted as special counsel to Laredo Petroleum, Inc., a Delaware corporation (the “Issuer”), in connection with the offering and sale (the “Offering”) of $500,000,000 aggregate principal amount of the Issuer’s 7.375% Senior Notes due 2022 (the “Securities”) pursuant to the Purchase Agreement, dated April 24, 2012 (the “Purchase Agreement”), among the Issuer, Laredo Petroleum Holdings, Inc., a Delaware corporation (the “Parent”), the several subsidiaries of the Issuer listed on Exhibit A attached hereto (together with the Parent, the “Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the several initial purchasers (the “Initial Purchasers”) named in Schedule A to the Purchase Agreement.  This opinion is rendered at the request of the Issuer pursuant to Section 5(c) of the Purchase Agreement.  All capitalized terms used in this letter without definition have the meanings assigned to them in the Purchase Agreement.

In connection with this letter, we have examined executed originals or copies of executed originals of each of the following documents, each of which is dated as of the date hereof unless otherwise noted (collectively, the “Examined Documents”):

the Purchase Agreement;

the Preliminary Offering Memorandum, dated April 24, 2012 (together with the documents incorporated therein by reference, the “Preliminary Offering Memorandum”);

the Pricing Supplement, dated April 24, 2012 (the “Pricing Supplement”), relating to the Securities specified on Annex A (together with the Preliminary Offering Memorandum, the “Pricing Disclosure Package”);

the Final Offering Memorandum, dated April 24, 2012 (together with the documents incorporated therein by reference, the “Final Offering Memorandum”);

the Indenture, dated as of April 27, 2012 (the “Base Indenture”), among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”);

the First Supplemental Indenture, dated as of April 27, 2012 (the “First Supplemental Indenture” and, together with the Base Indenture and including the provisions of the Trust Indenture Act (the “TIA”) that are deemed pursuant to Section 318(c) thereof to be a part of and govern such instruments, the “Indenture”), among the Issuer, the Guarantors and the Trustee;

the Registration Rights Agreement, dated as of April 27, 2012 (the “Registration Rights Agreement” and, together with the Indenture, the Purchase Agreement, the Securities and the Exchange Securities, the “Transaction Documents”), among the Issuer, the Guarantors and the Initial Purchasers; and

the global certificate evidencing the Securities.

In addition, we have examined the following documents (collectively, the “Due Diligence Documents”):

Exhibit A-1-1

(a)           officers’ and secretaries’ certificates executed by officers and secretaries of the Issuer and the Guarantors;

(b)           the other certificates and other closing documents delivered by the Issuer and the Guarantors in connection with the Purchase Agreement;

(c)           the written authentication order of the Issuer authorizing the issuance of the Securities pursuant to Section 303 of the Base Indenture and Section 1.04 of the First Supplemental Indenture;

(d)           the orders, writs, judgments or decrees listed on Exhibit B attached hereto;

(e)           copies of the governing documents of the Issuer and the Guarantors listed on Exhibit C attached hereto (the “Governing Documents”);

(f)            the good standing certificates of the Issuer and the Guarantors listed on Exhibit D attached hereto (the “Good Standing Certicates”); and

(g)           resolutions of each of the board of directors or the managers, as applicable, of the Issuer and the Guarantors authorizing the Issuer and the Guarantors to execute and deliver the Transaction Documents.

We have examined originals or certified copies of such corporate or other entity records of the Issuer and the Guarantors and other certificates and documents of officials of the Issuer, the Guarantors, public officials and others as we have deemed appropriate for purposes of this letter. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents, certificates of public officials, certificates of officers of the Issuer and the Guarantors and the representations and warranties of the Issuer, the Guarantors and the Initial Purchasers in the Purchase Agreement, all of which we assume to be true, correct and complete.  We have made no investigation or review of any matters related to the Issuer, the Guarantors or any other person or entity, including governmental authorities (“Person”), other than as expressly listed herein.  In addition, we have made no inquiry of the Issuer, the Guarantors or any other Person regarding, and no review of, any judgments, orders, decrees, franchises, licenses, certificates, permits or other public records or agreements to which the Issuer or the Guarantors are a party other than the Examined Documents and the Due Diligence Documents.

The Issuer or any Guarantor may use or have used other law firms to represent such Issuer or Guarantor in connection with other matters, including, without limitation, regulatory matters and matters other than such matters in connection with the Examined Documents. The scope of the matters addressed in this letter is necessarily limited due to the limited scope of our representation.

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies, that the certificates for the Securities and the Exchange Securities conform to the specimens thereof we have reviewed and that the Securities

Exhibit A-1-2

and the Exchange Securities will be duly authenticated in accordance with the terms of the Indenture.  In our examination of documents, we have also assumed the legal capacity of natural persons, the corporate or other entity power and due authorization of each Person not a natural person (other than, solely with respect to the Transaction Documents, the Issuer and the Guarantors) to execute and deliver such documents and to consummate the transactions contemplated thereby, the due execution and delivery of each such document by all parties thereto (other than, solely with respect to the Transaction Documents, the Issuer and the Guarantors) and that each such document constitutes the legal, valid and binding obligation of each party thereto (other than, solely with respect to the Transaction Documents, the Issuer and the Guarantors), enforceable against such party in accordance with its terms.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

1.                                       The Issuer is validly existing as a corporation and in good standing under the laws of the State of Delaware, the jurisdiction of its organization. Each of the Guarantors is validly existing as a corporation or limited liability company and in good standing under the laws of the State of Delaware or Texas, as applicable, the jurisdiction of its organization.

2.                                       Each of the Issuer and the Guarantors has all requisite corporate or limited liability company, as applicable, power and authority to execute and deliver, and incur and perform its respective obligations under, the Transaction Documents.

3.                                       The execution and delivery of the Transaction Documents by each of the Issuer and the Guarantors and the performance by each of the Issuer and the Guarantors of its respective obligations thereunder have been duly authorized by all necessary corporate or limited liability company, as applicable, action by the Issuer and the Guarantors.  Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and the Guarantors.

4.                                       The Securities have been duly and validly authorized and executed by the Issuer and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their respective terms. The Exchange Securities have been duly and validly authorized by the Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms.

5.                                       The Indenture (including, with respect to the Guarantors, (i) when the Securities have been duly and validly authenticated in accordance with the terms of the Indenture and duly and validly paid for by and delivered to the Initial Purchasers in accordance with the terms of the Purchase Agreement, the guarantee of the

Exhibit A-1-3

Guarantors in respect of the Securities provided for in Article XIV of the Base Indenture and Article Nine of the First Supplemental Indenture and (ii) when the Exchange Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, the guarantee of the Guarantors in respect of the Exchange Securities provided for in Article XIV of the Base Indenture and Article Nine of the First Supplemental Indenture) constitutes the valid and legally binding obligation of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with its terms.

6.                                       The Registration Rights Agreement is a valid and legally binding obligation of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with its terms.

7.                                       The execution and delivery of the Transaction Documents by each of the Issuer and the Guarantors party thereto does not, and the performance by the Issuer and each of the Guarantors of its respective obligations under the Transaction Documents to which it is a party will not, (a) result in any violation of any law, statute, rule or regulation of or under any Included Law (as defined below) (including Regulations T, U and X of the Board of Governors of the Federal Reserve System), (b) result in any violation of the Governing Documents of the Issuer or the Guarantors, or (c) result in any violation of any order, writ, judgment or decree under any Included Law of any New York or Federal governmental authority or regulatory body applicable to the Issuer or any Guarantor or their assets or properties listed on Exhibit B attached hereto.

8.                                       No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a “Filing”)  is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by the Issuer and the Guarantors party thereto and the performance by the Issuer and the Guarantors of their respective obligations under the Transaction Documents to which they are a party, subject to the assumptions set forth in paragraph 12 and except for (i) routine Filings necessary in connection with the conduct of the business of the Issuer and the Guarantors, (ii) such other Filings as have been obtained or made, and (iii) Filings under Federal and state securities Laws as required by the Registration Rights Agreement.

9.                                       The statements in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of the Notes” and “Description of Other Indebtedness,” insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.  The statements in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of the Notes” and “Description of Other Indebtedness,” insofar as such statements purport to summarize provisions of any law, statute, rule or

Exhibit A-1-4

regulation of or under any Included Law referred to therein, fairly summarize such laws, statutes, rules and regulations in all material respects, subject to the qualifications and assumptions stated therein.  The Indenture and the Securities conform, and the Exchange Securities, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will conform, in all material respects as to legal matters to the descriptions thereof under the heading “Description of the Notes” in the Preliminary Offering Memorandum and the Final Offering Memorandum (in the case of the Preliminary Offering Memorandum, when considered together with the Pricing Supplement).

10.                                 The statements in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Certain Material United States Federal Income Tax Consequences,” insofar as such statements constitute a summary of the United States Federal tax laws referred to therein, as of the date of the Preliminary Offering Memorandum and the Final Offering Memorandum, in all material respects, are accurate and fairly summarize the United States Federal tax laws referred to therein, subject to the qualifications and assumptions stated therein.

11.                                 The Issuer and the Guarantors are not, and after giving effect to the offering and sale of the Securities contemplated by the Purchase Agreement and the application of the net proceeds from such sale as described in the Preliminary Offering Memorandum and the Final Offering Memorandum, the Issuer and the Guarantors will not be, required to register as an “investment company,” as such term is defined under the Investment Company Act of 1940, as amended.

12.                                 Assuming without independent investigation, (a) that the Securities are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of and in the manner contemplated by, the Purchase Agreement and the Final Offering Memorandum; (b) the accuracy of the representations and warranties of the Issuer and the Guarantors set forth in the Purchase Agreement and the matters certified in those certain certificates delivered on the date hereof; (c) the accuracy of the representations and warranties of the Initial Purchasers set forth in the Purchase Agreement; (d) the due performance and compliance by the Issuer, the Guarantors and the Initial Purchasers of their respective covenants and agreements set forth in the Purchase Agreement; and (e) the Initial Purchasers’ compliance with the transfer procedures and restrictions described in the Final Offering Memorandum, it is not necessary to register the Securities under the Securities Act or to qualify an indenture in respect thereof under the TIA in connection with the issuance and sale of the Securities by the Issuer to the Initial Purchasers or in connection with the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum, it being expressly understood that we express no opinion in this paragraph 12 or paragraph 8 as to any subsequent offer or resale of any of the Securities.

Exhibit A-1-5

13.                                 The Indenture conforms in all material respects to the requirements of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

Our identification of documents and information as part of the Pricing Disclosure Package has been at your request and with your approval.  Such identification is for the limited purpose of making the statements set forth in this letter and is not the expression of a view by us as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters, financial or accounting data and information or information pertaining to natural resource reserves and production, and our participation in the preparation of the documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum has been limited, and because many determinations involved in the preparation of the Pricing Disclosure Package and the Final Offering Memorandum are of a wholly or partially non-legal character, except as expressly set forth in paragraphs 9 and 10 herein, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Final Offering Memorandum or the Pricing Disclosure Package (the “Disclosure Documents”) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as special counsel to the Issuer in connection with the preparation of the Final Offering Memorandum and the Pricing Disclosure Package, we have reviewed each Disclosure Document and have participated in conferences and telephone conversations with representatives of the Issuer, representatives of the independent public accountants for the Issuer, representatives of the independent reserve engineers of the Issuer, representatives of the Initial Purchasers and representatives of the Initial Purchasers’ counsel, during which conferences and conversations the contents of such Disclosure Documents and related matters were discussed.

Based on our participation in such conferences and conversations, our review of the  documents described above, our understanding of the United States Federal securities Laws and the experience we have gained in our practice thereunder, we advise you that:

(a)  each of the periodic and current reports filed by the Parent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent incorporated by reference in the Preliminary Offering Memorandum and the Final Offering Memorandum (except the financial statements, financial schedules or other financial or accounting data and information or information pertaining to natural resource reserves and production contained in, or omitted from, such reports, as to which we express no view) (the “Incorporated Documents”), at the time it was filed with the Securities and Exchange Commission (the “Commission”), appeared on its face to comply as to form in all material respects to the requirements of the particular form under the Exchange Act and the applicable rules and regulations promulgated by the Commission thereunder, except that we express no view as to the antifraud provisions of the Federal securities Laws and the rules and regulations promulgated under such provisions; and

Exhibit A-1-6

(b) we have no reason to believe that (i) the Final Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Pricing Disclosure Package, as of the Time of Sale (which you have informed us is a time after the Pricing Supplement specified on Annex A was made available to investors), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no opinion as to the financial statements, financial schedules or other financial or accounting data and information or information pertaining to natural resource reserves and production contained in, or omitted from, the Pricing Disclosure Package or the Final Offering Memorandum.

Exhibit A-1-7

EXHIBIT A-2

I am Senior Vice President and General Counsel to (a) Laredo Petroleum, Inc., a Delaware corporation (the “Issuer”), (b) Laredo Petroleum Holdings, Inc., a Delaware corporation (the “Parent”), (c) Laredo Gas Services, LLC, a Delaware limited liability company (“Gas Services”), (d) Laredo Petroleum Texas, LLC, a Texas limited liability company (“Laredo Texas”) and (e) Laredo Petroleum — Dallas, Inc. (“Laredo Dallas” and, together with the Parent, Gas Services and Laredo Texas, the “Guarantors”).  This opinion letter is furnished to you in connection with the offering and sale (the “Offering”) of $500,000,000 aggregate principal amount of the Issuer’s 7.375% Senior Notes due 2022 (the “Securities”) pursuant to the Purchase Agreement, dated April 24, 2012 (the “Purchase Agreement”), among the Issuer, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the several initial purchasers (the “Initial Purchasers”) named in Schedule A to the Purchase Agreement.  This opinion is rendered at the request of the Issuer pursuant to Section 5(c) of the Purchase Agreement.  All capitalized terms used in this letter without definition have the meanings assigned to them in the Purchase Agreement.

In connection with this letter, I have examined executed originals or copies of executed originals of each of the following documents:

(i)            the Purchase Agreement;

(ii)           the Preliminary Offering Memorandum, dated April 24, 2012 (together with the documents incorporated therein by reference, the “Preliminary Offering Memorandum”);

(iii)          the Pricing Supplement, dated April 24, 2012 (the “Pricing Supplement”), relating to the Securities specified on Annex A (together with the Preliminary Offering Memorandum, the “Pricing Disclosure Package”);

(iv)          the Final Offering Memorandum, dated April 24, 2012 (together with the documents incorporated therein by reference, the “Final Offering Memorandum”);

(v)           the Indenture, dated as of April 27, 2012 (the “Base Indenture”), among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”);

(vi)          the First Supplemental Indenture, dated as of April 27, 2012 (the “First Supplemental Indenture” and, together with the Base Indenture and including the provisions of the Trust Indenture Act (the “TIA”) that are deemed pursuant to Section 318(c) thereof to be a part of and govern such instruments, the “Indenture”), among the Issuer, the Guarantors and the Trustee; and

Exhibit A-2-1

(vii)         the Registration Rights Agreement, dated as of April 27, 2012 (the “Registration Rights Agreement” and, together with the Indenture, the Purchase Agreement, the Securities and the Exchange Securities, the “Transaction Documents”), among the Issuer, the Guarantors and the Initial Purchasers.

Additionally, I have examined the following documents (collectively, the “Due Diligence Documents”): (a) copies of the documents described in Exhibit A attached hereto (the “Governing Documents”); (b) the documents described in Exhibit B attached hereto (the “Good Standing Certificates”); and (c) the documents described in Exhibit C attached hereto (the “Material Agreements”).

In rendering the opinions expressed below, I have also examined originals or copies of all certificates of public officials and such other documents and records as I deem appropriate as a basis for the opinions hereinafter expressed.  As to various questions of fact relevant to this opinion letter, I have made such inquiry of the Issuer and the Guarantors and their files and records as I have deemed appropriate and I have relied, without independent investigation, upon the Due Diligence Documents, certificates of public officials, certificates of officers of the Issuer and the Guarantors and the representations and warranties of the Issuer, the Guarantors and the Initial Purchasers in the Purchase Agreement, all of which I assume to be true, correct and complete.  I wish to inform you that my knowledge is necessarily limited due to the limited scope of my review.

I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to authentic original documents of all copies submitted to me as conformed, certified or reproduced copies.  I have also assumed the legal capacity of natural persons, the corporate or other entity power and due authorization of each Person not a natural person other than the Issuer and the Guarantors to execute and deliver the Transaction Documents and to consummate the transactions contemplated by the Transaction Documents, the due execution and delivery of the Transaction Documents by all parties thereto other than the Issuer and the Guarantors, and that each Transaction Document constitutes the legal, valid and binding obligation of each party thereto other than the Issuer and the Guarantors, enforceable against such party in accordance with its terms.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, I am of the opinion that:

1.                                       The Issuer has been duly incorporated as a corporation, and is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its organization. The Parent has been duly incorporated as a corporation, and is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its organization. Gas Services has been duly formed as a limited liability company, and is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its organization.  Laredo Texas has been duly formed as a limited liability company, and is validly existing and in good

Exhibit A-2-2

standing under the laws of the State of Texas, the jurisdiction of its organization. Laredo Dallas has been duly incorporated as a corporation, and is validly existing and in good standing under the laws of the State of Delaware, the jurisdiction of its organization.

2.                                       The Issuer is duly qualified and is in good standing as a foreign corporation in the State of Oklahoma and the State of Texas.

3.                                       Gas Services is duly qualified and is in good standing as a foreign corporation in the State of Oklahoma and the State of Texas.

4.                                       Laredo Dallas is duly qualified and is in good standing as a foreign corporation in the State of Texas.

5.                                       (a)  The Issuer has the corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and has the corporate power and authority to own and hold its properties and conduct its business in all material respects as described in the Preliminary Offering Memorandum, Pricing Disclosure Package and the Final Offering Memorandum. The execution and delivery by the Issuer of each of the Transaction Documents to which it is a party and the consummation by the Issuer of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Issuer.  Each of the Transaction Documents to which the Issuer is a party has been duly executed and delivered by the Issuer.

(b)  The Parent has the corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and has the corporate power and authority to own and hold its properties and conduct its business in all material respects as described in the Preliminary Offering Memorandum, Pricing Disclosure Package and the Final Offering Memorandum. The execution and delivery by the Parent of each of the Transaction Documents to which it is a party and the consummation by the Parent of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Parent.  Each of the Transaction Documents to which the Parent is a party has been duly executed and delivered by the Parent.

(c)  Gas Services has the power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and has the power and authority to own and hold its properties and conduct its business in all material respects as described in the Preliminary Offering Memorandum, Pricing Disclosure Package and the Final Offering Memorandum. The execution and delivery by Gas Services of each of the Transaction Documents to which it is a party and the consummation by Gas Services of the transactions contemplated thereby have been duly authorized by all necessary limited liability company action on the part of Gas Services.  Each

Exhibit A-2-3

of the Transaction Documents to which Gas Services is a party has been duly executed and delivered by Gas Services.

(d)  Laredo Texas has the power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and has the power and authority to own and hold its properties and conduct its business in all material respects as described in the Preliminary Offering Memorandum, Pricing Disclosure Package and the Final Offering Memorandum. The execution and delivery by Laredo Texas of each of the Transaction Documents to which it is a party and the consummation by Laredo Texas of the transactions contemplated thereby have been duly authorized by all necessary limited liability company action on the part of Laredo Texas.  Each of the Transaction Documents to which Laredo Texas is a party has been duly executed and delivered by Laredo Texas.

(e) Laredo Dallas has the corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and has the corporate power and authority to own and hold its properties and conduct its business in all material respects as described in the Preliminary Offering Memorandum, Pricing Disclosure Package and the Final Offering Memorandum. The execution and delivery by Laredo Dallas of each of the Transaction Documents to which it is a party and the consummation by Laredo Dallas of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Issuer.  Each of the Transaction Documents to which Laredo Dallas is a party has been duly executed and delivered by the Issuer.

6.                                       (a)  The execution and delivery by the Issuer of each of the Transaction Documents to which it is a party do not, and the performance by the Issuer of its obligations thereunder will not, (1) result in a violation of the Governing Documents of the Issuer, (2) result in any violation by the Issuer of any law applicable to Issuer, (3) breach or result in a default (or an event which, with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer, under the Material Agreements (including under Section 4.07 of the Existing Indenture (as defined in Exhibit C hereto)) or instruments known to me after due inquiry, or (4) result in any violation of any order, writ, judgment or decree known to me after due inquiry.

(b)  The execution and delivery by the Parent of each of the Transaction Documents to which it is a party do not, and the performance by the Parent of its obligations thereunder will not, (1) result in a violation of the Governing Documents of the Parent, (2) result in any violation by the Parent of any law applicable to Parent, (3) breach or result in a default (or an event which, with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any property or

Exhibit A-2-4

assets of the Parent, under the Material Agreements (including under Section 4.07 of the Existing Indenture) or instruments known to me after due inquiry, or (4) result in any violation of any order, writ, judgment or decree known to me after due inquiry.

(c)  The execution and delivery by Gas Services of each of the Transaction Documents to which it is a party do not, and the performance by Gas Services of its obligations thereunder will not, (1) result in a violation of the Governing Documents of Gas Services, (2) result in any violation by Gas Services of any law applicable to Gas Services, (3) breach or result in a default (or an event which, with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Gas Services, under the Material Agreements (including under Section 4.07 of the Existing Indenture) or instruments known to me after due inquiry, or (4) result in any violation of any order, writ, judgment or decree known to me after due inquiry.

(d)  The execution and delivery by Laredo Texas of each of the Transaction Documents to which it is a party do not, and the performance by Laredo Texas of its obligations thereunder will not, (1) result in a violation of the Governing Documents of Laredo Texas, (2) result in any violation by Laredo Texas of any law applicable to Laredo Texas, (3) breach or result in a default (or an event which, with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Laredo Texas, under the Material Agreements (including under Section 4.07 of the Existing Indenture) or instruments known to me after due inquiry, or (4) result in any violation of any order, writ, judgment or decree known to me after due inquiry.

(e)  The execution and delivery by Laredo Dallas of each of the Transaction Documents to which it is a party do not, and the performance by Laredo Dallas of its obligations thereunder will not, (1) result in a violation of the Governing Documents of Laredo Dallas, (2) result in any violation by Laredo Dallas of any law applicable to Laredo Dallas, (3) breach or result in a default (or an event which, with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Laredo Dallas, under the Material Agreements (including under Section 4.07 of the Existing Indenture) or instruments known to me after due inquiry, or (4) result in any violation of any order, writ, judgment or decree known to me after due inquiry.

7.                                       (a)  Except as disclosed pursuant to the Transaction Documents, there are, to my knowledge after due inquiry, no actions, suits or proceedings pending or threatened in writing against the Issuer, before any court or arbitrator(s) or by or before any administrative agency or government authority, in which there is a reasonable possibility of an adverse decision that could reasonably be expected to

Exhibit A-2-5

(i) result in a Material Adverse Change, (ii) call into question the validity or enforceability of any Transaction Document, or (iii) materially and adversely affect the ability of the Issuer to perform its obligations under any Transaction Document.

(b)  Except as disclosed pursuant to the Transaction Documents, there are, to my knowledge after due inquiry, no actions, suits or proceedings pending or threatened in writing against the Parent, before any court or arbitrator(s) or by or before any administrative agency or government authority, in which there is a reasonable possibility of an adverse decision that could reasonably be expected to (i) result in a Material Adverse Change, (ii) call into question the validity or enforceability of any Transaction Document, or (iii) materially and adversely affect the ability of the Parent to perform its obligations under any Transaction Document.

(c)  Except as disclosed pursuant to the Transaction Documents, there are, to my knowledge after due inquiry, no actions, suits or proceedings pending or threatened in writing against Gas Services, before any court or arbitrator(s) or by or before any administrative agency or government authority, in which there is a reasonable possibility of an adverse decision that could reasonably be expected to (i) result in a Material Adverse Change, (ii) call into question the validity or enforceability of any Transaction Document, or (iii) materially and adversely affect the ability of Gas Services to perform its obligations under any Transaction Document.

(d)  Except as disclosed pursuant to the Transaction Documents, there are, to my knowledge after due inquiry, no actions, suits or proceedings pending or threatened in writing against Laredo Texas, before any court or arbitrator(s) or by or before any administrative agency or government authority, in which there is a reasonable possibility of an adverse decision that could reasonably be expected to (i) result in a Material Adverse Change, (ii) call into question the validity or enforceability of any Transaction Document, or (iii) materially and adversely affect the ability of Laredo Texas to perform its obligations under any Transaction Document.

(e)  Except as disclosed pursuant to the Transaction Documents, there are, to my knowledge after due inquiry, no actions, suits or proceedings pending or threatened in writing against Laredo Dallas, before any court or arbitrator(s) or by or before any administrative agency or government authority, in which there is a reasonable possibility of an adverse decision that could reasonably be expected to (i) result in a Material Adverse Change, (ii) call into question the validity or enforceability of any Transaction Document, or (iii) materially and adversely affect the ability of Laredo Dallas to perform its obligations under any Transaction Document.

9.                                       (a)  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a “Filing”) is required

Exhibit A-2-6

under any of the Included Laws for the due execution and delivery of the Transaction Documents by the Issuer and the performance by the Issuer of its obligations thereunder, except for (i) routine Filings necessary in connection with the conduct of the business of the Issuer, (ii) such other Filings as have been obtained or made and (iii) Filings required to maintain corporate and similar standing and existence as and to the extent required by Section 1004 of the Base Indenture and Section 4.18 of the First Supplemental Indenture.

(b)  No Filing is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by the Parent and the performance by the Parent of its obligations thereunder, except for (i) routine Filings necessary in connection with the conduct of the business of the Parent, (ii) such other Filings as have been obtained or made and (iii) Filings required to maintain corporate and similar standing and existence as and to the extent required by Section 1004 of the Base Indenture and Section 4.18 of the First Supplemental Indenture.

(c)  No Filing is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by Gas Services and the performance by Gas Services of its obligations thereunder, except for (i) routine Filings necessary in connection with the conduct of the business of Gas Services, (ii) such other Filings as have been obtained or made and (iii) Filings required to maintain corporate and similar standing and existence as and to the extent required by Section 1004 of the Base Indenture and Section 4.18 of the First Supplemental Indenture.

(d)  No Filing is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by Laredo Texas and the performance by Laredo Texas of its obligations thereunder, except for (i) routine Filings necessary in connection with the conduct of the business of Laredo Texas, (ii) such other Filings as have been obtained or made and (iii) Filings required to maintain corporate and similar standing and existence as and to the extent required by Section 1004 of the Base Indenture and Section 4.18 of the First Supplemental Indenture.

(e)  No Filing is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by Laredo Dallas and the performance by Laredo Dallas of its obligations thereunder, except for (i) routine Filings necessary in connection with the conduct of the business of Laredo Dallas, (ii) such other Filings as have been obtained or made and (iii) Filings required to maintain corporate and similar standing and existence as and to the extent required by Section 1004 of the Base Indenture and Section 4.18 of the First Supplemental Indenture.

Exhibit A-2-7

ANNEX I

Resale Pursuant to Regulation S or Rule 144A.  Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act.  The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex I-1

EXHIBIT B

Subsidiaries of the Company

Laredo Petroleum—Dallas, Inc.

Laredo Gas Services, LLC

Laredo Petroleum Texas, LLC

Exhibit B-1